Q3 2023 Earnings Call November 7, 2023

Mark Donohue VP Investor Relations 1. Introduction

Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K/A, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward- looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. At the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures. Industry and Market Data In this presentation, we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation and cannot guarantee their accuracy or completeness. Safe Harbor Statement and Non-GAAP Financial Measures 3

Agenda 1. Introduction 2. Business Review 3. Financial Review 4. Q&A Mark Donohue Vice President Investor Relations Jonathan Gear Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer All 4

Jonathan Gear Chief Executive Officer 2. Business Review

Q3 2023 highlights 6 2% organic growth 43.5% margin1 +80bps YoY 74% YoY YTD +1₵ YoY Revenues Adj. EBITDA¹ Free Cash Flow1 Adj. EPS1 $647M $281M $102M 21₵ 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Academia & Government Organic growth 3% Alma wins at Yale and OhioLINK Intellectual Property Organic growth (1%) Launched AI-powered IP forecast tool Life Sciences & Healthcare Organic growth 2% Launched AI-powered enhanced search

A&G organic growth accelerated to 3%

A&G Business Performance

- Strongest revenue growth across last five quarters
- Solid growth momentum across Content Aggregation transactional sales in Q3
- Library workflow software wins across major universities will continue to propel momentum in Q4 and early 2024

A&G Segment Highlights

- Yale University selects Clarivate to provide their next library services and discovery platforms using Alma and Primo
- OhioLINK (entire state of Ohio), academic library consortium, selected Clarivate to provide a new cloud-based platform, enhancing library user experiences, across 117 libraries
- Established Academia & Government Innovation Incubator to accelerate growth strategy to advance knowledge through research and education
- Acquired Alethea, an AI Student Engagement Solution, the Incubator's first program focused on realizing better learning outcomes and student success



Yale Library
Yale Library selects new library service platform, Ex Libris Alma, part of Clarivate
Ohio.gov
OhioLINK
OhioLINK selects Ex Libris Alma and Primo as next library services platform
The cloud-based SaaS has demonstrated successes with complex consortial systems and will achieve OhioLINK's user-centered vision

Clarivate™

7

IP pressure due to economic and budget headwinds 8 IP Segment Highlights • Launched AI-powered tool to simplify IP budgets and forecasts enabling customers to confidently and efficiently optimize IP portfolios and strategy • Secured multi-year deal with a large Indian telecommunication provider to deliver patent services • Held inaugural Clarivate Patent Intelligence User Conference discussing future product roadmaps (Derwent) and innovation in patent intelligence IP Business Performance • Economic / budget pressures and the ongoing US Actors strike continues to impact the Trademark (CompuMark) and Patent transactional search business lines • Notification of delay in USPTO new contract to 2024 will reduce Q4 revenue expectations • IP software continues to deliver strong high single-digit growth

LS&H improved performance with 2% organic growth

LS&H Business Performance

- Improved performance in our consulting business, secured a large engagement with a global Top 20 Pharma[1] to extend our partnership in Epidemiology analytics supporting market access and clinical trials
- Signed strategic agreement with a leading US biotech to accelerate commercial and market strategy for the lead drug candidate
- Negative subscription revenue growth due to lower TTM real-world data sales as well as the impact of mid-term cancellations and timing of renewals

LS&H Segment Highlights

- Launched enhanced search powered by Generative Artificial Intelligence; enabling clinical, regulatory affairs and strategy teams to interact with complex datasets using natural language to obtain immediate and in-depth insights
- Enhanced Real World Data business with additional German hospital prescribing data, reinforcing position as a leading provider of real-world data solutions in Europe
- Published emerging AI drug discovery companies report assessing the changing AI/ML landscape based on our proprietary data


genAI Enhanced Search
Clarivate
Companies to Watch 2023
AI/ML for drug discovery and development
The United States and Mainland China are at the forefront of AI technology advancement for drug discovery

Clarivate™

[1]Top 20 Pharma Companies by 2022 Revenue (FiercePharma)

9

Jonathan Collins Chief Financial Officer 3. Financial Review

Q3 and YTD 2023 Financial Results

Revenues

- Q3 revenues higher due to organic growth and favorable FX YoY, partially offset by divestiture of MarkMonitor Domains business in Q4 2022

Net Income

- Prior year $4.4 billion impairment of goodwill related to the CPA Global and ProQuest acquisitions

Operating Cash Flow

- Operating cash flow decrease due to working capital requirements; year-to-date up $181 million versus prior year

Changes from Prior Year

$m except per share data	Q3 '23	Q3 '22	Change	YTD '23	YTD '22	Change
Revenues, net	**$647**	**$636**	**$11**	**$1,945**	**$1,985**	**$(40)**
Income / (Loss) from Operations	87	(4,375)	4,462	54	(4,244)	4,298
M-t-M Gain on private warrants	(13)	(53)	40	(14)	(203)	189
Interest Expense, Net	72	72	0	219	193	26
Income Tax Expense (Benefit)	16	22	(6)	(83)	49	(132)
Net Loss to ordinary shares	**$(7)**	**$(4,434)**	**$4,427**	**$(124)**	**$(4,340)**	**$4,216**
Net Loss Per Share, basic	$(0.01)	$(6.58)	$6.57	$(0.18)	$(6.41)	$6.23
Adjusted EBITDA[1]	281	272	9	819	808	11
Adjusted EBITDA Margin[1]	*43.5%*	*42.7%*	*80 bps*	*42.1%*	*40.7%*	*140 bps*
Adjusted Diluted EPS[1]	$0.21	$0.20	$0.01	$0.59	$0.63	$(0.04)
Operating Cash Flow	**$163**	**$208**	**$(44)**	**$553**	**$372**	**$181**
Capital Spending	62	67	5	179	157	(22)
Free Cash Flow[1]	102	140	(39)	375	216	159

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Amounts in table may not sum due to rounding

11

Changes from Prior Year Q3 2023 Revenues and Adj. EBITDA1 12 Organic Growth • Organic growth at 2% • Higher profit conversion due to operating expense efficiencies Inorganic Impact • Divestiture of MarkMonitor business in Q4 2022 Cost Synergies • Carryover savings from PQ acquisition integration now complete, net of certain costs to achieve Foreign Exchange • Favorable translation impact on weaker USD • Lower profit conversion due to transactional FX gains in prior year not repeated in Q3 2023 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Q3 2022A Organic Inorganic Cost Synergies FX Q3 2023A $636 $11 ($19) $20 $647 $272 42.7% $281 43.5% $10 ($11) $10 $1 Revenues Adj. EBITDA1 Year + Better - Worse $ millions Amounts in table may not sum due to rounding

Q3 and YTD 2023 Cash Flow 13 Changes from Prior Year Free Cash Flow • Lower one-time costs as ProQuest cost synergies are complete • Lower cash taxes due to effective tax planning • Higher working capital due to partial unwinding of H1 favorable variance, due to timing Capital Allocation • Repurchased $100 million of ordinary shares in Q3 • Net leverage remained at 4x in Q3 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. $m Q3 ‘23 Q3 ‘22 Change YTD ’23 YTD ‘22 Change Adj. EBITDA1 $281 $272 $9 $819 $808 11 One-Time Costs (7) (16) 9 (54) (199) 145 Interest (40) (39) (1) (177) (152) (25) Taxes (7) (21) 14 (29) (44) 15 Working Capital / Other (64) 12 (76) (6) (41) 35 Operating Cash Flow 163 208 (44) 553 372 181 Capital Spending (62) (67) 5 (179) (157) (22) Free Cash Flow1 $102 $140 $(39) $375 $216 $159 Conversion 36% 52% -16%pts 46% 27% 19%pts Preferred Dividend (19) (19) - (57) (57) - Share Repurchase (100) - (100) (100) (175) 75 Debt Repayment - (7) 7 (150) (22) (128) Other (20) (25) 5 (18) 56 (74) Cash Flow $(37) $89 $(126) $50 $18 $32 Amounts in table may not sum due to rounding

Reaffirming FY 2023 Outlook

Organic Growth

- Expect Q4 approaching 1% largely due to USPTO contract delay and the impact of challenging macro on trademark volumes and commercialization budgets in Life Sciences and Healthcare

Revenues

- Current indication remains at mid-point as organic reduction is offset by timing of small IP divestiture (October to December '23) and favorable FX rates

Profit Margin, EPS and FCF

- Current indication remains at mid-point of ranges

Reaffirmed Full Year Guidance Ranges

Metric	Low	Current Indication	High
Organic Growth	0.0%	~0.5%	2.0%
Revenues	$2,600m	~$2,635m	$2,670m
Adj. EBITDA[1]	$1,090m	~$1,115m	$1,140m
Profit Margin[1]	42.0%	~42.25%	42.5%
Adj. Diluted EPS[1]	77¢	~80¢	83¢
Free Cash Flow[1]	$450m	~$475m	$500m

●---● Guidance Range ▲ Current Indication

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

14

FY 2023 Revenues and Adj. EBITDA[1] Outlook

Organic Growth
- Driven by A&G segment and partially offset by decline in LS&H; IP expected to be flat

Inorganic Impact
- MarkMonitor divestment in Q4 2022

Cost Synergies
- Carry over savings from PQ acquisition integration, net of certain costs to achieve

Foreign Exchange
- Favorable translation impact on weaker USD
- Profit headwind despite revenue benefit as transactional FX gains in '22 will not repeat in '23



Changes from Prior Year
$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$2,660
$1,113
41.8%
~$15
~$0
~($65)
~($30)
~$40
~$25
~($5)
~$2,635
~$1,115
~42.3%
2022A
Organic
Inorganic
Cost Synergies
FX
2023T

Clarivate™

[1]See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Amounts in table may not sum due to rounding

15

FY 2023 Cash Flow Outlook

Free Cash Flow

- One-time costs better than prior year due to materially lower acquisition integration costs
- Interest cost increase due to higher interest rates partially offset by deleveraging
- Lower working capital requirements offsetting increased capital spending to drive product innovation

Capital Allocation

- Plan to utilize Q4 cashflow to prepay term loan
- Anticipate achieving net leverage target of ~4x by year end

Changes from Prior Year

$m	2023 Outlook	2022 Actuals	Change
Adj. EBITDA[1]	**~$1,115**	**$1,113**	**~$0**
One-Time Costs	~(60)	(215)	~155
Interest	~(275)	(252)	~(25)
Taxes	~(50)	(64)	~15
Working Capital / Other	~(10)	(73)	~65
Operating Cash Flow	~720	509	~210
Capital Spending	~(245)	(203)	~(40)
Free Cash Flow[1]	**~$475**	**$306**	**~$170**
Conversion	***~43%***	***28%***	***~15%***
Preferred Dividend	~(75)	(75)	~0
Share Repurchase	(100)	(175)	75
Debt Repayment	(300)	(500)	200
Other[2]	~0	362	~(360)
Cash Flow	**~$0**	**$(82)**	**~$80**

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] 2022 actuals includes costs related to acquisitions and divestitures and change in restricted cash relating to the CPA Global employee benefits payment.

16

Financial Objectives 17 Q3 KPIs... 2% Organic Growth 80bps Profit Margin Expansion 74% YTD Free Cash Flow Growth $100M Share Repurchase Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 In Line / Exceeding Expectations Below Expectations

4. Q&A Session

© 2023 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is the leading global information services provider. We connect people and organizations to intelligence they can trust to transform their perspective, their work and our world. Our subscription and technology-based solutions are coupled with deep domain expertise and cover the areas of Academia & Government, Life Sciences & Healthcare and Intellectual Property. For more information, please visit clarivate.com

Appendix

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Adjusted EBITDA Adjusted EBITDA represents Net income (loss) before the provision for income taxes, depreciation and amortization, interest income and expense adjusted to exclude acquisition and disposal-related transaction costs (such costs include net income from continuing operations before provision for income taxes, depreciation and amortization and interest income and expense from divestitures), share-based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition-related adjustments to deferred revenues prior to the adoption of FASB ASU No. 2021-08 in 2021, non-operating income or expense, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. © 2023 Clarivate Plc. All rights reserved. 21 Presentation of Certain Non-GAAP Financial Measures 21

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA Margin Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net plus the impact of the deferred revenue purchase accounting adjustments relating to acquisitions prior to 2021. © 2023 Clarivate Plc. All rights reserved. 22 Presentation of Certain Non-GAAP Financial Measures 22

Adjusted Net Income and Adjusted Diluted EPS We use Adjusted Net Income and Adjusted Diluted Earnings Per Share ("Adjusted Diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted Net Income and Adjusted Diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted Net Income is calculated using Net income (loss), adjusted to exclude acquisition or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization and interest income and expense from the divested business), amortization related to acquired intangible assets, share- based compensation, mandatory convertible preferred share dividend expense, unrealized foreign currency remeasurement, transformational and restructuring expenses, acquisition- related adjustments to deferred revenues, the impact of certain non-cash mark-to-market adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that the Company does not consider indicative of its ongoing operating performance and certain unusual items impacting results in a particular period, and the income tax impact of any adjustments. We calculate Adjusted Diluted EPS by using Adjusted Net Income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive. Free Cash Flow We use Free Cash Flow in our operational and financial decision-making and believe Free Cash Flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of companies to service their debt. Free Cash Flow is calculated using net cash provided by operating activities, less capital expenditures. © 2023 Clarivate Plc. All rights reserved. 23 Presentation of Certain Non-GAAP Financial Measures 23

Net Income (Loss) to Adjusted EBITDA © 2023 Clarivate Plc. All rights reserved. 24 Three Months Ended September 30, Nine Months Ended September 30, (in millions); (unaudited) 2023 2022 2023 2022 Net loss attributable to ordinary shares $ (6.6) $ (4,434.4) $ (123.6) $ (4,339.9) Dividends on preferred shares 18.9 18.9 56.3 56.3 Net income (loss) 12.3 (4,415.5) (67.3) (4,283.6) Provision (benefit) for income taxes 15.6 22.1 (83.3) 48.9 Depreciation and amortization 176.8 169.7 527.5 521.7 Interest expense and amortization of debt discount, net 71.9 71.5 218.5 193.3 Deferred revenues adjustment — 0.3 — 0.9 Transaction related costs(1) 2.7 (3.7) 5.1 8.1 Share-based compensation expense 25.4 20.8 97.1 79.9 Restructuring and lease impairments(2) 3.7 26.0 25.3 56.9 Goodwill and intangible asset impairments(3) — 4,448.6 135.2 4,448.6 Mark to market gain on financial instruments(4) (12.6) (53.3) (14.4) (202.7) Other(5) (14.4) (14.9) (24.7) (63.7) Adjusted EBITDA $ 281.4 $ 271.6 $ 819.0 $ 808.3 Adjusted EBITDA Margin 43.5% 42.7% 42.1% 40.7% Descriptions Adjusted EBITDA adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. During the nine months ended September 30, 2023, the Company recorded an impairment charge of $132.2 in connection with intangible assets classified as assets held-for-sale and a $3.0 goodwill impairment charge associated with the disposal group's allocated portion of the IP segment reporting unit's goodwill balance. During the three months ended September 30, 2022, a quantitative goodwill impairment assessment was performed over the Company's reporting units, resulting in goodwill impairment of $4,448.6 for the three and nine months ended September 30, 2022. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current and prior year periods include the unrealized net gain or loss on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. The current year-to- date period also includes a $49.4 gain on legal settlement Reconciliation of Non-GAAP Financial Measures 24

FY 2022 Net Loss to Adjusted EBITDA © 2023 Clarivate Plc. All rights reserved. 25 Descriptions Adjusted EBITDA adjustments 1. Reflects the deferred revenues adjustment made as a result of purchase accounting prior to the adoption of ASU No. 2021-08, "Accounting for Contract Assets and Contract Liabilities from Contracts with Customers". This guidance was applied retrospectively to all business combinations for which the acquisition date occurs during or subsequent to 2021. 2. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 3. Represents the net gain from the sale of the MarkMonitor Domain Management business. 4. Primarily reflects costs related to restructuring and impairment associated with the One Clarivate and ProQuest restructuring programs. 5. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 6. Primarily reflects the net impact of foreign exchange gains and losses related to the re- measurement of balances and other items that do not reflect our ongoing operating performance. Year Ended December 31, (in millions); (unaudited) 2022 Net loss attributable to ordinary shares $ (4,035.6) Dividends on preferred shares 75.4 Net loss (3,960.2) (Benefit) provision for income taxes (28.9) Depreciation and amortization 710.5 Interest expense and amortization of debt discount, net 270.3 Deferred revenues adjustment(1) 1.0 Transaction related costs(2) 14.2 Share-based compensation expense 102.2 Gain on sale of divestitures(3) (278.5) Restructuring and impairment(4) 66.7 Goodwill impairment 4,449.1 Mark to market gain on financial instruments(5) (206.8) Other(6) (26.9) Adjusted EBITDA $ 1,112.7 Adjusted EBITDA Margin 41.8 % Reconciliation of Non-GAAP Financial Measures 25

© 2023 Clarivate Plc. All rights reserved. 26 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. During the three months ended September 30, 2022, a quantitative goodwill impairment assessment was performed over the Company's reporting units, resulting in goodwill impairment of $4,448.6 for the three and nine months ended September 30, 2022. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current and prior year periods include the unrealized net gain or loss on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. Three Months Ended September 30, 2023 2022 (in millions, except per share amounts); (unaudited) Amount Per Share Amount Per Share Net loss attributable to ordinary shares, diluted $ (6.6) $ (0.01) $ (4,483.4) $ (6.64) Change in fair value of private placement warrants — — 49.0 0.07 Net loss attributable to ordinary shares (6.6) (0.01) (4,434,4) (6.58) Dividends on preferred shares 18.9 0.03 18.9 0.03 Net income (loss) 12.3 0.02 (4,415.5) (6.54) Deferred revenues adjustment — — 0.3 — Transaction related costs(1) 2.7 — (3.7) (0.01) Share-based compensation expense 25.4 0.04 20.8 0.03 Amortization related to acquired intangible assets 141.9 0.21 141.2 0.21 Restructuring and lease impairments(2) 3.7 0.01 26.0 0.04 Goodwill and intangible asset impairments(3) — — 4,448.6 6.59 Mark to market gain on financial instruments(4) (12.6) (0.02) (53.3) (0.08) Other(5) (14.4) (0.04) (14.9) (0.03) Income tax impact of related adjustments (6.4) (0.01) (5.8) (0.01) Adjusted Net Income and Adjusted Diluted EPS $ 152.6 $ 0.21 $ 143.7 $ 0.20 Adjusted weighted average ordinary shares (Diluted) 731.4 732.9 Reconciliation of Non-GAAP Financial Measures (QTD) 26 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 27 Descriptions Adjusted Net Income and Adjusted Diluted EPS adjustments 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects severance and related benefit costs related to approved restructuring programs. 3. During the nine months ended September 30, 2023, the Company recorded an impairment charge of $132.2 in connection with intangible assets classified as assets held-for-sale and a $3.0 goodwill impairment charge associated with the disposal group's allocated portion of the IP segment reporting unit's goodwill balance. 4. Reflects mark-to-market adjustments on the Private Placement Warrants under ASC 815, Derivatives and Hedging. 5. The current and prior year periods include the unrealized net gain or loss on foreign exchange re-measurement and other individually insignificant items that do not reflect our ongoing operating performance. The current year-to- date period also includes a $49.4 gain on legal settlement. Nine Months Ended September 30, 2023 2022 (in millions, except per share amounts); (unaudited) Amount Per Share Amount Per Share Net loss attributable to ordinary shares, diluted $ (123.6) $ (0.18) $ (4,530.6) $ (6.66) Change in fair value of private placement warrants — — 190.7 0.28 Net loss attributable to ordinary shares (123.6) (0.18) (4,339.9) (6.38) Dividends on preferred shares 56.3 0.08 56.3 0.08 Net loss (67.3) (0.10) (4,283.6) (6.29) Deferred revenues adjustment — — 0.9 — Transaction related costs(1) 5.1 0.01 8.1 0.01 Share-based compensation expense 97.1 0.14 79.9 0.12 Amortization related to acquired intangible assets 429.8 0.64 437.1 0.64 Restructuring and lease impairments(2) 25.3 0.04 56.9 0.08 Goodwill and intangible asset impairments(3) 135.2 0.20 4,448.6 6.54 Mark-to-market gain on financial instruments(4) (14.4) (0.02) (202.7) (0.30) Other(5) (24.7) (0.10) (63.7) (0.14) Income tax impact of related adjustments (150.4) (0.22) (17.5) (0.03) Adjusted net income and Adjusted Diluted EPS $ 435.7 $ 0.59 $ 464.0 $ 0.63 Adjusted weighted average ordinary shares (Diluted) 733.6 739.0 Reconciliation of Non-GAAP Financial Measures (YTD) 27 Net Loss and Net Loss Per Share to Adjusted Net Income and Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 28 Three Months Ended September 30, Nine Months Ended September 30, (in millions); (unaudited) 2023 2022 2023 2022 Net cash provided by operating activities $ 163.4 $ 207.8 $ 553.3 $ 372.4 Capital expenditures (61.7) (67.4) (178.6) (156.5) Free cash flow $ 101.7 $ 140.4 $ 374.7 $ 215.9 (in millions); (unaudited) Year ended December 31, 2022 Net cash provided by operating activities $ 509.3 Capital expenditures (202.9) Free cash flow $ 306.4 Reconciliation of Non-GAAP Financial Measures 28 Net Cash Provided By Operating Activities to Free Cash Flow

© 2023 Clarivate Plc. All rights reserved. 29 Year Ending December 31, 2023 (Forecasted) (in millions) Low High Net loss attributable to ordinary shares $ (182) $ (132) Dividends on preferred shares(1) 75 75 Net loss (107) (57) (Benefit) provision for income taxes (63) (63) Depreciation and amortization 707 707 Interest expense and amortization of debt discount, net 292 292 Restructuring and lease impairments(2) 30 30 Goodwill and intangible asset impairments(3) 135 135 Transaction related costs 5 5 Mark to market adjustment on financial instruments (14) (14) Share-based compensation expense 130 130 Other(4) (25) (25) Adjusted EBITDA $ 1,090 $ 1,140 Adjusted EBITDA margin 42.0% 42.5 % Descriptions 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition and Segment Optimization restructuring programs. 3. Primarily includes the intangible assets impairment recorded during the three months ended June 30, 2023 related to Assets Held for Sale and Divested Operations 4. Primarily includes the gain on legal settlement partially offset by a net loss on foreign exchange re-measurement. Adjusted EBITDA The following table presents our calculation of Adjusted EBITDA for the FY2023 outlook and reconciles this measure to our Net income (loss) for the same period: Reconciliation of Non-GAAP Financial Measures 29

© 2023 Clarivate Plc. All rights reserved. 30 Year Ending December 31, 2023 (Forecasted) Low High Net loss attributable to ordinary shares $ (0.25) $ (0.18) Dividends on preferred shares(1) 0.10 0.10 Net loss (0.15) (0.08) Restructuring and impairments(2) 0.04 0.04 Goodwill and intangible asset impairments(3) 0.18 0.18 Share-based compensation expense 0.18 0.18 Amortization related to acquired intangible assets 0.78 0.78 Other(4) (0.04) (0.05) Income tax impact of related adjustments (0.22) (0.22) Adjusted Diluted EPS $ 0.77 $ 0.83 Weighted average ordinary shares (Diluted)(5) 734 million Descriptions Adjusted Diluted EPS Adjustments 1. Dividends on our mandatory convertible preferred shares (“MCPS”) are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2023 associated with the ProQuest acquisition and Segment Optimization restructuring programs. 3. Primarily includes the intangible assets impairment recorded in connection with a disposal group held-for-sale as of June 30, 2023 4. Primarily includes the gain on legal settlement offset by a net loss on foreign exchange re-measurement. 5. For the purposes of calculating adjusted earnings per share, the Company has excluded the accrued and anticipated MCPS dividends and assumed the “if-converted” method of share dilution. The following table presents our calculation of Adjusted Diluted EPS for the FY2023 outlook and reconciles this measure to our Net income (loss) per share for the same period: Reconciliation of Non-GAAP Financial Measures 30 Net Income (Loss) Per Fully Diluted Weighted Shares Outstanding to Adjusted Diluted EPS

© 2023 Clarivate Plc. All rights reserved. 31 Year Ending December 31, 2023 (Forecasted) (in millions) Low High Net cash provided by operating activities $ 695 $ 745 Capital expenditures (245) (245) Free cash flow $ 450 $ 500 Reconciliation of Non-GAAP Financial Measures 31 Net Cash Provided by Operating Activities to Free Cash Flow The following table presents our calculation of Free cash flow for the FY2023 outlook and reconciles this measure to our Net cash provided by operating activities for the same period: